FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending April 19, 2002

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9284 8816

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-April-02

Housing Loan Collection Period      10-Jan-02 to 09-Apr-02
                                  (inclusive)  (inclusive)

Days in Collection Period             90

Coupon Period          21-Jan-02      to         19-Apr-02
                       (inclusive)             (exclusive)

Days in Coupon Period  		      88

3 month BBSW
at beginning of coupon period         	   4.2467%
3 Month USD-LIBOR      			   1.7700%
Foreign Exchange Rate  0.62354525564

Available Income       			11,089,295
Total Available Funds  			11,089,295
Accrued Interest Adjustment           	0.00
Redraws Made This Period              	20,921,645
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			561,600
Total Payments         			9,226,598
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	85,448,479
Principal Collections  			64,526,834
Excess Available Income               	1,862,697
Excess Collections Distribution       	1,862,697
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	669,853,283
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.5170%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    2,776.4418          139.3897
Class B   0.00    6,573.3266          367.4747

Stated Amount - AUD Equivalent     Percentage      Forex Percentage
Class A       603,674,093.89         94.72309%         1.00000
Class B        35,301,200.80          5.27691%
RFS                     0.00              	       0.00000
              638,975,294.69        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       376,418,117.20         0.2742173
Class B        22,011,896.27         0.6814829
RFS                     0.00
              398,430,013.48

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th April 2002
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current         7,293   587,228,522  5,219,317   93.17%    91.90%
1 - 29 Days       427    42,166,020    334,492    5.45%     6.60%
30 - 59 Days       70     6,099,231     44,106    0.89%     0.95%
60 - 89 Days       17     1,455,337     10,447    0.22%     0.23%
90 - 119 Days       9       870,456      6,813    0.11%     0.14%
120 - 149 Days      2       134,808        961    0.03%     0.02%
150 - 179 Days      2       329,483      2,533    0.03%     0.05%
180+ Days           8       691,438      6,710    0.10%     0.11%
TOTAL           7,828   638,975,295  5,625,379  100.00%   100.00%


$A
Scheduled principal     		$          7,517,192
Unscheduled principal   		$         57,009,642
Principal Collections   		$         64,526,834

Fixed Interest Rate Housing Loan        $        101,838,391
Variable Rate Housing Loans             $        537,136,904
                        		$        638,975,295






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: April 23, 2002
By:    /s/ Alan Bomze


Name: Alan Bomze

Title:   Principal Accounting Officer